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                                                                   EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
CinemaStar Luxury Theaters, Inc.

We hereby consent to the incorporation by reference in the Registration Statement (No. 33-86714) on Form S-8 of our report dated May 23, 1996, relating to the consolidated financial statements of CinemaStar Luxury Theaters, Inc., appearing in the Company's Annual Report on Form 10-KSB for the year ended March 31, 1996.


                                                BDO Seidman, LLP

Costa Mesa, California
June 28, 1996